November 2023 Larimar Therapeutics Corporate Presentation Exhibit 99.2

This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. (“Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to Larimar’s ability to develop and commercialize nomlabofusp (nomlabofusp is the new Internatioional Nonproprietary Name and United States Adopted Name for CTI-1601) and other planned product candidates, Larimar’s planned research and development efforts, including the timing of its CTI-1601 (nomlabofusp) clinical trials and overall development plan and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including nomlabofusp clinical milestones and continued interactions with the FDA regarding the partial clinical hold; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of nomlabofusp may not be predictive of the results or success of later clinical trials, and assessments; the potential impact of public health crises on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale nomlabofusp”s manufacturing process; Larimar’s ability to obtain regulatory approvals for nomlabofusp and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law. Forward-Looking Statements

Investment Highlights

Novel protein replacement therapy platform	Clinical-stage biotechnology company focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio
Potential first-ever therapy to increase frataxin levels	Lead candidate nomlabofusp* (CTI-1601) is a recombinant fusion protein designed to directly address frataxin deficiency by delivering the protein to mitochondria. Nomlabofusp has received Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations
Completed Phase 1 proof-of-concept	Two double-blind, placebo-controlled Phase 1 trials in FA demonstrating nomlabofusp was **generally well tolerated** when dosed daily for up to 13 days; **dose-dependent increases in frataxin (FXN) levels** from baseline vs. placebo were observed in all evaluated tissues
Phase 2 and OLE studies with near-term catalysts	Ongoing Phase 2, placebo-controlled, 4-week dose exploration study in FA; 25 mg cohort data show nomlabofuspis generally well tolerated, increasing FXN levels from baseline vs. placebo in skin and buccal cells; **top-line data for 50 mg and 25 mg cohorts expected in Q1 2024; OLE trial with 25 mg daily dosing cleared for initiation in Q1 2024.** To potentially further escalate dose in Phase 2 study or the OLE study, Phase 2 data from 50 mg cohort will be submitted to FDA due to continued partial clinical hold.
Strong financial foundation	$95.6 Million cash balance (September 30, 2023) with projected cash runway into Q1 2025

Larimar Therapeutics

*As of October 2023, nomlabofusp was published as the INN (International Proprietary Name) and USAN (United States Adopted Name) for CTI-1601

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Phase 2 Dose Exploration Trial Advances and Initiation of Long-Term Open Label Extension Trial Remains on Track Phase 2 dose exploration trial evaluating 25 mg and 50 mg dosing cohorts Assesses long-term safety, PK, frataxin levels, efficacy outcomes and self-administration Enables the comparison of clinical efficacy measures with a matched set of untreated patients from the Friedreich’s Ataxia Clinical Outcome Measures Study (FACOMS) database Completed full enrollment and dosing of the 50 mg cohort (15 trial participants)* Based on blinded observations during the dosing period, there were no reported serious adverse events in the nomlabofusp (CTI-1601) or placebo groups Safety, PK and frataxin levels will inform on potential for additional cohorts Open label extension (OLE) trial with 25 mg daily dosing to be initiated in Q1 2024 Top-line data expected in Q1 2024 Initial interim data expected in Q4 2024 *Initiation of additional U.S. clinical trials or potential further dose escalation in these trials is contingent on FDA review of Phase 2 data from the 50 mg cohort due to partial clinical hold

2015 2020 2030 2035 2040 2045 2050 2055 2010 2025 Est. Expiration March 2041 Nomlabofusp Composition of Matter and Methods of Treatment US 11,459,363 (Exclusive license from Indiana University) (US continuation and foreign applications pending) Expiration July 2040 Composition of Matter Patent Larimar Technology is Supported by a Strong IP Portfolio Granted nomlabofusp (CTI-1601) composition of matter patent extends into 2040 Additional nomlabofusp IP protection US and foreign pending applications cover key biomarkers, analytical tools and methods of treatment for additional disease indications for nomlabofusp Nomlabofusp should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Pending Granted Platform Applications Formulation and Methods of Quantifying Nomlabofusp Platform Technology: Molecules for Protein Delivery US 2021-0355177 US and foreign applications pending Pharmaceutical Compositions Comprising Nomlabofusp US 2022-0193190 US and foreign applications pending Methods of Quantifying Nomlabofusp US 2022-0276258 US and foreign applications pending Est. Expiration December 2041 Est. Expiration July 2040

Friedreich's Ataxia (FA)

Rare and Progressive Disease

Caused by genetic defect resulting in low levels of frataxin

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered[1]
- Affects ~20,000 patients globally, with ~5,000 patients in the U.S. and majority of the remaining patients in the EU

Approximately 70% of patients present before age 14

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking. By the time symptoms occur, heart damage may have already occurred. Progressive disease: symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as "scanning speech")

Life expectancy of 30-50 years

- Early death usually caused by heart disease

No available therapies increase frataxin levels

- Only treatment approved for FA does not address frataxin deficiency

LRMR continues to have a strong relationship with Friedreich's Ataxia Research Alliance

- Dedicated FA patient advocacy group focused on treatments for FA



Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

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FXN Levels Determine Disease Progression in FA

Lower FXN levels are associated with earlier onset of disease, faster rate of disease progression, and shorter time to loss of ambulation

Median Age of Onset and Rate of Disease Progression in Relation to FXN Levels

Age of Onset (Years)	**FARS*** (Change/Year)	**FXN Level**** (% of Normal Level)
7	2.9	11.2
11	2.1	22.0
16	2.0	31.0
19	1.6	48.7

Adapted from H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958

Median Age of Onset Predicts Time to Loss of Ambulation

Age of Onset (Years)	**Median Time to Loss of Ambulation** (Years)
< 15	11.5
15 to 24	18.3
> 24	23.5

Adapted from C. Rummey et al. EClinicalMedicine. 2020 18:100213

Larimar Therapeutics

*FARS: Friedreich's ataxia rating scale, measures disease progression with a higher score indicating a greater level of disability; **FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels demonstrated to be equivalent in PBMCs, buccal cells, and whole blood.

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Nomlabofusp is Designed to Deliver Additional Frataxin The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF NOMLABOFUSP Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) Nomlabofusp (CTI-1601) maintains the cleavage site between the MTS and mature human frataxin (FXN)

Completed Phase 1 Multiple Ascending Dose Study Treatment Schedules for Each Cohort- nomlabofusp (CTI-1601) or placebo 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Skin and Buccal Cells in Phase 1 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles; FXN levels from Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol FXN* Change from Baseline By Dose Group (Skin Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Placebo: Participants randomized to placebo in each cohort 25 mg: Dosed daily for 4 days, every third day thereafter 50 mg: Dosed daily for 7 days, every other day thereafter 100 mg: Dosed daily for 13 days

Phase 2 Dose Exploration Study for 25 and 50 mg Cohorts Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule- nomlabofusp (CTI-1601) or placebo 28-day Treatment Period 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp (CTI-1601) or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age. Nomlabofusp (CTI-1601) treatment naïve or participated (if eligible) in a previous Larimar study. Dose Cohort 1: 25 mg Cohort 2: 50 mg Key Endpoints Frataxin levels in peripheral tissue, PK, safety and tolerability. Other endpoints include lipid profiles and gene expression data. Number of Patients Cohort 1: Enrolled 13 participants (9 on nomlabofusp; 4 on placebo). Cohort 2: Enrolled 15 participants (randomized 2:1 to receive nomlabofusp or placebo. Timing Dosing in Cohort 1 is complete. Cohort 2 enrollment dosing complete; Participants remain blinded as they complete follow up period. Top-line data from Cohort 2 expected in Q1 2024.

Increases in FXN Levels in Phase 2 Trial’s 25 mg Cohort Skin Cells FXN* Change from Baseline** Median placebo-adjusted increase from baseline of 3.5 pg/µg with 14 days daily dosing *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles. ** Median baseline from all of the patients were approximately 3.7 pg/µg for skin cells, and 1.9 pg/µg for buccal cells Buccal Cells FXN* Change from Baseline** Median placebo-adjusted increase from baseline of 0.9 pg/µg with 14 days daily dosing Participants dosed daily for 14 days, then every other day until day 28

CLIN-1601-002: Top-line Non-interventional Study Results

Recently completed non-interventional study measured FXN in homozygous healthy volunteers

Median Frataxin Concentration (pg/µg)
in Homozygous Healthy Volunteers (n = 60)


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8
Skin cells
Buccal cells

Patients with FA only produce ~20-40%[1] of normal frataxin levels depending on the tissue, sampling technique, and assay considered

Lower FXN levels seen with typical onset[2] (5 to 15 years of age)

Higher FXN levels seen with late onset[2] (after 25 years of age)

FXN concentrations were measured in skin and buccal cells from 60 homozygous healthy volunteers utilizing the same sampling technique and assay as clinical trials of nomlabofusp; FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations normalized to total cellular protein content in each sample. 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. 2. Friedreich's Ataxia Research Alliance

Larimar Therapeutics
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Ph1 & Ph2 Data: Nomlabofusp is Generally Well Tolerated* Nomlabofusp (CTI-1601) administered to 37 different adults with FA in multiple studies 35 of 37 clinical trial participants dosed with nomlabofusp completed their respective study One Phase 2 participant withdrew due to an allergic reaction that resolved with standard treatment One Phase 1 participant in the 50 mg cohort withdrew due to mild-to-moderate nausea and vomiting No serious adverse events or important medical events in any nomlabofusp clinical trial One severe adverse event (allergic reaction that resolved with standard treatment referenced above) Most common adverse events (AEs) were mild and moderate injection site reactions (ISRs) No study discontinuations due to ISRs and all resolved ISRs in 100% of nomlabofusp-treated participants and 40% of placebo-treated participants across all trials In MAD study, except for ISRs, number & severity of AEs did not increase with increasing dose *Based on Phase 1 study data and Phase 2 study 25 mg cohort data. Data excludes Phase 2 study 50 mg cohort data; data remains blinded as participants are completing the follow up period. Phase 2 study 50 mg cohort consisted of 15 participants and based on blinded observations during the dosing period, there were no serious adverse events in the CTI-1601 or placebo groups. Top-line data is expected in Q1 2024.

Open-label Extension Trial: Initiation Expected in Q1 2024

Preliminary interim data expected in Q4 2024

Key Eligibility Criteria

Previous participation in Phase 1 or Phase 2 trials

Subcutaneous Injections of 25 mg nomlabofusp (CTI-1601)

Dosing: 25 mg daily with subcutaneous injections self-administered or administered by a caregiver

Matched Set of Untreated Patients from FACOMS Database

Screening Period ≤ 42 days

Treatment Period: Planned for ≥ 1 year with any necessary extensions

Safety and Pharmacodynamic Objectives

- Evaluate safety and tolerability
- Evaluate long-term PK
- Evaluate tissue frataxin concentrations
- Evaluate lipid profiles and gene expression data

Other Objectives

- Assess clinical efficacy measures

Larimar Therapeutics

FACOMS: Friedreich's Ataxia Clinical Outcome Measures Study

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Nomlabofusp (CTI-1601) Clinical Development Plan Ongoing and Planned Trials* Include: Global double-blind placebo-controlled pivotal trial*** Open-label extension trial with 25 mg daily dosing for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies. Initiation expected Q1 2024. MAD trial in patients 2 to 17 years of age**. Participants eligible to screen for OLE trial. Phase 2, four-week dose exploration study intended to identify dose and dose regimen for long-term studies. 50 mg cohort enrollment and dosing recently competed. Blinded follow-up on going. Top-line data from 50 mg and 25 mg cohorts of Phase 2 dose exploration trial expected in Q1 2024 *Initiation of additional U.S. clinical trials or potential further dose escalation in these trials is contingent on FDA review of Phase 2 data from the 50 mg cohort due to partial clinical hold. **Company is planning discussions with FDA on how to best include patients 2 to 17 years of age in clinical development ***Company plans to initiate discussions with FDA on appropriate pivotal trial endpoints, including value of FXN levels. Also, the Company is planning discussions with regulators & investigators outside the U.S. to expand clinical program to international geographies. OLE

Nomlabofusp is a Competitively Differentiated Treatment Approach*

$7.3B Pending acquisition supports the **robust market potential** for FA treatments

REATA PHARMACEUTICALS Biogen

Nomlabofusp is a potential **first-and-only protein replacement therapy** designed to address the underlying cause of FA

Approach	Product	Company	Mechanism of Action	Clinical Status
Protein replacement	**Nomlabofusp (CTI-1601)**	**Larimar**	**Recombinant frataxin protein**	**Phase II**
Mitochondrial Oxidative Stress Modifier	Omaveloxolone (SKYCLARYS™)	Reata Pharma/Biogen	Nrf2 Activator	Approved
	Vatiquinone	PTC Therapeutics	15-Lipoxygenase Inhibitor	Phase III
	Epicatechin	Epirium Bio	Acetylcholinesterase Agonist	Phase II
	MIB-626	MetroBiotech	NAD+ Precursor	Phase II
Gene Expression Regulator	Resveratrol	Jupiter Neurosciences	P450 Enzyme Inhibitor	Phase II
	Etravirine	Frategene	Frataxin Pathway Modifier	Phase II
	DT-216	Design Therapeutics	GeneTAC	Phase I
Pathway Modifier	Leriglitazone	Minoryx	PPAR Gamma Agonist	Phase II
	Dimethyl Fumarate	Ixchel Pharma	Fumaric Acid Derivative	Phase I
Gene Therapy	LX2006	Lexeo Therapeutics	Frataxin Gene Replacement	Phase I/II

*Competitive landscape focuses on clinical-stage, industry-sponsored programs

Larimar Therapeutics

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Regulatory Updates Q4 2023: Completed full enrollment (15 participants) and dosing of the 50 mg cohort in Phase 2 dose exploration trial Q1 2024: Top-line Phase 2 data from 50 mg and 25 mg cohorts Q1 2024: Initiation of open-label extension (OLE) trial Q4 2024: Interim data from OLE trial Expected Milestones Nomlabofusp (CTI-1601) Phase 2 dose exploration trial of nomlabofusp (CTI-1601) in FA cleared to proceed to 50 mg cohort Open label extension trial with 25 mg daily dosing cleared for initiation Beginning preparations to expand nomlabofusp (CTI-1601) clinical program to ex-U.S. geographies Generally well tolerated in Phase 1 and Phase 2 cohort 1 Dose-dependent increases in FXN levels in all evaluated tissues in Phase 1 Increases in FXN from baseline compared to placebo in all evaluated tissues (skin and buccal cells) in Phase 2 cohort 1 Top-line Phase 2 50 mg & 25 mg Cohort Data & OLE Initiation in Q1 2024

Investment Highlights

Novel protein replacement therapy platform	Clinical-stage biotechnology company focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio
Potential first-ever therapy to increase frataxin levels	Lead candidate nomlabofusp* (CTI-1601) is a recombinant fusion protein designed to directly address frataxin deficiency by delivering the protein to mitochondria. Nomlabofusp has received Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations
Completed Phase 1 proof-of-concept	Two double-blind, placebo-controlled Phase 1 trials in FA demonstrating nomlabofusp was **generally well tolerated** when dosed daily for up to 13 days; **dose-dependent increases in frataxin (FXN) levels** from baseline vs. placebo were observed in all evaluated tissues
Phase 2 and OLE studies with near-term catalysts	Ongoing Phase 2, placebo-controlled, 4-week dose exploration study in FA; 25 mg cohort data show nomlabofuspis generally well tolerated, increasing FXN levels from baseline vs. placebo in skin and buccal cells; **top-line data for 50 mg and 25 mg cohorts expected in Q1 2024; OLE trial with 25 mg daily dosing cleared for initiation in Q1 2024.** To potentially further escalate dose in Phase 2 study or the OLE study, Phase 2 data from 50 mg cohort will be submitted to FDA due to continued partial clinical hold.
Strong financial foundation	$95.6 Million cash balance (September 30, 2023) with projected cash runway into Q1 2025

Larimar Therapeutics

*As of October 2023, nomlabofusp was published as the INN (International Proprietary Name) and USAN (United Staes Adopted Name) for CTI-1601

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THANK YOU Larimar Therapeutics November 2023 Corporate Update

Appendix Larimar Therapeutics

Scientific Advisory Board Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Mark Payne, MD  Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Marni J. Falk, MD  Medical Director and Division Chief of the University of California San Francisco (UCSF) Movement Disorders and Neuromodulation Center.  Carlin and Ellen Wiegner Endowed Professor of Neurology Jill Ostrem, MD  Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine.

Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” Strong Relationship with FARA

Additional Phase 1 Data

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

Completed Phase 1 Multiple Ascending Dose Study Treatment Schedules for Each Cohort 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Skin and Buccal Cells in Phase 1 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol Placebo: Participants randomized to placebo in each cohort 25 mg: Dosed daily for 4 days, every third day thereafter 50 mg: Dosed daily for 7 days, every other day thereafter 100 mg: Dosed daily for 13 days FXN* Change from Baseline By Dose Group (Skin Cells) FXN* Change from Baseline By Dose Group (Buccal Cells)

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

Repeated subcutaneous injections of CTI-1601 were generally well tolerated in Phase 1 MAD trial Summary of MAD trial safety data: Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were administered subcutaneously. No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed. Most common adverse events (AEs) were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection and there were no study discontinuations due to ISRs. Except for ISRs, the number & severity of AEs did not increase with increasing dose.

Summary of MAD Trial PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appeared to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

Additional Phase 2 Cohort 1 Data

Phase 2 Dose Exploration Study for 25 and 50 mg Cohorts Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule- nomlabofusp (CTI-1601) or placebo 28-day Treatment Period 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp (CTI-1601) or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age. Nomlabofusp (CTI-1601) treatment naïve or participated (if eligible) in a previous Larimar study. Dose Cohort 1: 25 mg Cohort 2: 50 mg Key Endpoints Frataxin levels in peripheral tissue, PK, safety and tolerability. Other endpoints include lipid profiles and gene expression data. Number of Patients Cohort 1: Enrolled 13 participants (9 on nomlabofusp; 4 on placebo). Cohort 2: Enrolled 15 participants (randomized 2:1 to receive nomlabofusp or placebo. Timing Dosing in Cohort 1 is complete. Cohort 2 enrollment dosing complete; Participants remain blinded as they complete follow up period. Top-line data from Cohort 2 expected in Q1 2024.

Increases in FXN Levels Observed in Skin Cells (Ph 2 Cohort 1) Median placebo-adjusted increase from baseline of 3.5 pg/µg in skin with 14 days daily dosing *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data for left graph represent median and 25th and 75th percentiles. #: One participant treated with CTI-1601 discontinued from study at Day 14 (Day 14 sample was not collected) and another treated with CTI-1601 had a FXN concentration value < lower limit of quantitation (LLOQ) at Day 14. FXN* Change from Baseline (Skin Cells) Day 14 FXN* Change from Baseline (Skin Cells)#

Increases in FXN Levels Observed in Buccal Cells (Ph 2 Cohort 1) Median placebo-adjusted increase from baseline of 0.9 pg/µg in buccal cells with 14 days daily dosing *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data for left graph represent median and 25th and 75th percentiles. #:One participant treated with CTI-1601 had a baseline value < lower limit of quantitation (LLOQ) and another participant treated with CTI-1601 had a baseline and Day 14 value < lower limit of quantitation (LLOQ); One participant treated with placebo had a FXN concentration value <LLOQ at baseline and another participant treated with placebo had a FXN concentration value <LLOQ at Day 14. FXN* Change from Baseline (Buccal Cells) Day 14 FXN* Change from Baseline (Buccal Cells)#

Demographics of Phase 2 (Cohort 1) Demographics similar between Phase 1 and Phase 2 trials of CTI-1601 Parameter, n (%) Placebo (N=4) CTI-1601 25 mg (N=9) Overall (N=13) Mean Age (SD) (Years) 34.0 (9.20) 37.8 (14.93) 36.6 (13.16) Male 2 (50.0%) 5 (55.6%) 7 (53.8%) White 4 (100.0%) 8 (88.9%) 12 (92.3%) Other 0 1 (11.1%) 1 (7.7%) Not Hispanic or Latino 3 (75.0%) 8 (88.9%) 11 (84.6%) Hispanic or Latino 1 (25.0%) 1 (11.1%) 2 (15.4%) Mean BMI (SD) (kg/m2) 23.66 (3.235) 25.26 (6.262) 24.77 (5.417%) Previously participated in a CTI-1601 trial 1 (25.0%) 4 (44.4%) 5 (38.5%)

Disease Characteristics (Phase 2 Cohort 1) Parameter Statistic Placebo (N=4) CTI-1601 (n=9) Overall (n=13) Age at Symptom Onset (years) n 4 8 12 Mean (SD) 14.5 (4.93) 13.0 (10.47) 13.5 (8.77) Median 14.5 10.0 11.0 Q1, Q3 11, 19 8, 13 9, 15 Min, Max 9, 20 5, 38 5, 38 Age at Diagnosis (years) n 4 9 13 Mean (SD) 17.5 (5.57) 18.6 (11.20) 18.2 (9.58) Median 16.5 16.0 16.0 Q1, Q3 14, 22 14, 20 14, 20 Min, Max 12, 25 5, 42 5, 42 Time Since Diagnosis (years) n 4 9 13 Mean (SD) 16.08 (5.965) 18.49 (11.523) 17.75 (9.938) Median 13.42 14.32 13.50 Q1, Q3 12.9, 19.3 12.8, 21.6 12.8, 21.6 Min, Max 12.5, 25.0 5.4, 45.0 5.4, 45.0

Summary of Phase 2 trial safety data (25 mg cohort): 25 mg CTI-1601 or placebo were administered subcutaneously daily for 14 days and then every other day until day 28. 13 participants were dosed in the trial (9 active, 4 placebo). Of the 9 CTI-1601-treated participants, 8 completed the trial with 1 withdrawing due to an allergic reaction to study drug, which resolved with standard treatment Data indicate CTI-1601 is generally well tolerated No serious adverse events. No important medical events. 1 severe adverse event (allergic reaction that resolved with standard treatment as referenced above). The most common adverse events were mild and moderate injection site reactions (at least one injection site reaction was seen in 50% of placebo participants and in 100% of CTI-1601 participants) CTI-1601 appeared to be generally well tolerated in Phase 2 trial’s 25 mg cohort Pharmacokinetic Data Suggest steady state achieved by day 14

Preclinical Data

CTI-1601 Extends Survival in FXN-deficient KO Mice Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs. 98 days (Vehicle) CTI-1601 was administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Demonstrates that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial Proof-of-Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA

Pvalb-Cre FXN-KO mouse Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week hFXN replacement with CTI-1601 prevents the development of ataxic gait CTI-1601-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration CTI-1601 Prevents The Development of Ataxic Gait in KO mice In-Vivo Efficacy Data in Neurologic KO Mouse Model

CTI-1601 Delivers hFXN to Mitochondria in KO Mice hFXN concentration within mitochondria increases in a dose-dependent manner Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals Demonstrated normalization of gene expression in cardiac tissue MPK = mg/kg MPK = mg/kg Normalized Mitochondrial FXN (Heart) Normalized SDH Activity (Muscle)

CTI-1601 Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole)

CTI-1601 Preserves Left Ventricle Function in KO Mice Left ventricular (LV) function drops significantly in vehicle treated mice by Week 8 CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks